UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 18, 2007 (December 13, 2007)
BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
389-A Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices)
(615) 844-1280
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.
     On December 17, 2007, BioMimetic Therapeutics, Inc. (the “Company”) issued a press release announcing that it entered into a definitive agreement on December 14, 2007 with Luitpold Pharmaceuticals Inc. (“Luitpold”) to sell its remaining dental business to Luitpold. The press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 8.01.	Other Events.
     On December 13, 2007, the Company announced positive results from its Canadian pivotal clinical study evaluating the safety and clinical utility of GEM OS(R)1 Bone Graft for the treatment of foot and ankle fusions. The press release is attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Press Release dated December 17, 2007.
99.2	Press Release dated December 13, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.
By:	/s/ Earl Douglas
	Name:	Earl Douglas
	Title:	General Counsel

Date: December 17, 2007